FORM 8-K



                     SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C.



                               Current Report


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  January 19, 1994
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                       CAROLINA POWER & LIGHT COMPANY
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           (exact name of registrant as specified in its charter)


           North Carolina              1-3382          56-0165465
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     (State or other jurisdiction   (Commission     (IRS Employer
     of incorporation)              File Number)    Identification No.)


           411 Fayetteville Street, Raleigh, North Carolina 27601
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                  (Address of principal executive offices)


     Registrant's telephone number, including area code  (919) 546-6111
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a) No financial statements are filed herewith.

    (b) No pro forma financial information is filed herewith.

    (c) Exhibits

        -Underwriting Agreement dated as of January 12, 1994.

        -Sixty-second Supplemental Indenture dated as of January 15, 1994.

        -Computation of Ratio of Earnings to Fixed Charges.


                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CAROLINA POWER & LIGHT COMPANY
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                                              Registrant




                                    By:    /s/ Charles D. Barham, Jr.
                                        --------------------------------
                                            Charles D. Barham, Jr.
                                            Executive Vice President


Date:  January 19, 1994